UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2011

MASTER SILICON CARBIDE INDUSTRIES, INC.

(Exact name of Registrant as specified in charter)

Nevada	000-52988	01- 0728141

(State of Incorporation)	(Commission File No.)	(IRS Employer
Identification Number)

558 Lime Rock Road, Lakeville, Connecticut	06039
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (860) 435-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)
☐           Soliciting material pursuant to Rule14a-12 under the Exchange Act (17CFR240.14a-12)
☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))
☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 5.02.        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On December 1, 2011, the Board of Directors of Master Silicon Carbide Industries, Inc. (the "Company") was informed by Mr. Lin Han that he desired to resign from his position as the Chief Financial Officer of the Company to pursue other interests. Mr. Han’s resignation was not a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 7, 2011

MASTER SILICON CARBIDE INDUSTRIES, INC.
(Registrant)

By: /s/ John D. Kuhns
Name: John D. Kuhns
Title: President